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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

     PRE- EFFECTIVE AMENDMENT NO.                                       [  ]

     POST-EFFECTIVE AMENDMENT NO.                                   [  ]

                                      and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
     OF 1940                                                            [X]

     AMENDMENT NO.                                                      [  ]

                         (Check appropriate box or boxes.)

JANUS ADVISER SERIES
(Exact Name of Registrant as Specified in Charter)

100 FILLMORE STREET, DENVER, COLORADO 80206-4928
Address of Principal Executive Offices      (Zip Code)

REGISTRANT'S TELEPHONE NO., INCLUDING AREA CODE:  303-333-3863

THOMAS A. EARLY - 100 FILLMORE STREET, DENVER, COLORADO 80206-4928 (Name and Address of Agent for Service)

Approximate Date of Proposed Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):
     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [ ] on (date)  pursuant to paragraph  (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph  (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph  (a)(1) of Rule 485
     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

The Registrant hereby amends the Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), shall determine.

                              JANUS ADVISER SERIES
                              Cross Reference Sheet
                   Between the Prospectuses and Statements of
                    Additional Information and Form N-1A Item

FORM N-1A ITEM                               CAPTION IN PROSPECTUSES

PART A

1.    Front and Back Cover Pages            Cover Pages

2.    Risk/Return Summary:                  Risk/Return Summary
      Investments, Risks, and
      Performance

3.    Risk/Return Summary:  Fee             Risk/Return Summary
      Table

4.    Investment Objectives,                Investment Objectives, Principal
      Principal Investment                  Investment Strategies, and Risks;
      Strategies, and Related Risks         Rating Categories

5.    Management's Discussion of            Not Applicable
      Fund Performance

6.    Management, Organization, and         Management of the Funds
      Capital Structure

7.    Shareholder Information               Shareholder's Guide; Other
                                            Information; Distributions and Taxes

8.    Distribution Arrangements             Distributions and Taxes

9.    Financial Highlights                  Financial Highlights
      Information

FORM N-1A ITEM                               CAPTION IN STATEMENTS OF
                                             ADDITIONAL INFORMATION

PART B

10.   Cover Page and Table of                Cover Page; Table of Contents
      Contents

11.   Fund History                           Miscellaneous Information

12.   Description of the Fund and            Classification, Portfolio Turnover,
      Its Investments and Risks              Investment Policies and
                                             Restrictions, Investment
                                             Strategies and Risks;

13.   Management of the Fund                 Investment Adviser; Trustees and
                                             Officers

14.   Control Persons and Principal          Not Applicable
      Holders of Securities

15.   Investment Advisory and Other          Investment Adviser; Custodian,
      Services                               Transfer Agent, and Certain
                                             Affiliations; Portfolio
                                             Transactions and Brokerage;
                                             Trustees and Officers;
                                             Miscellaneous Information

16.   Brokerage Allocation and               Portfolio Transactions and
      Other Practices                        Brokerage

17.   Capital Stock and Other                Purchases; Redemptions;
      Securities                             Miscellaneous Information

18.   Purchase, Redemption, and              Purchases; Redemptions;
      Pricing of Shares                      Miscellaneous Information

19.   Taxation of the Fund                   Income Dividends, Capital Gains
                                             Distributions and Tax Status

20.   Underwriters                           Custodian, Transfer Agent, and
                                             Certain Affiliations

21.   Calculation of Performance             Performance Information
      Data

22.   Financial Statements                   Not Applicable

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                                         [JANUS LOGO]

                                       Subject to Completion

                           Preliminary Prospectus Dated April 4, 2000


                   Janus Adviser Series



                              PROSPECTUS


                                             , 2000


                              Janus Adviser Growth Fund


                              Janus Adviser Aggressive Growth Fund


                              Janus Adviser Capital Appreciation Fund


                              Janus Adviser Balanced Fund


                              Janus Adviser Equity Income Fund


                              Janus Adviser Growth and Income Fund


                              Janus Adviser Strategic Value Fund


                              Janus Adviser International Fund


                              Janus Adviser Worldwide Fund


                              Janus Adviser Flexible Income Fund


                              Janus Adviser Money Market Fund


                   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    [JANUS LOGO]


                This prospectus describes eleven mutual funds (the "Funds") with a variety of investment objectives, including growth of capital, current income and a combination of growth and income.

                                                               Table of contents




                RISK/RETURN SUMMARY
                   Equity Funds.............................................    2
                   Flexible Income Fund.....................................   10
                   Money Market Fund........................................   12
                   Fees and expenses........................................   14
                INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
                RISKS
                   Equity Funds.............................................   16
                   Flexible Income Fund.....................................   20
                   General portfolio policies of the Funds other than Money
                   Market Fund..............................................   21
                   Risks for Equity Funds...................................   24
                   Risks for Flexible Income Fund...........................   25
                   Risks common to all Non-Money Market Funds...............   25
                   Money Market Fund........................................   27
                MANAGEMENT OF THE FUNDS
                   Investment adviser.......................................   30
                   Management expenses and expense limits...................   31
                   Investment personnel.....................................   32
                OTHER INFORMATION...........................................   36
                DISTRIBUTIONS AND TAXES
                   Distributions............................................   37
                   Taxes....................................................   38
                SHAREHOLDER'S GUIDE
                   Pricing of Fund Shares...................................   39
                   Purchases................................................   39
                   Exchanges................................................   39
                   Redemptions..............................................   40
                   Frequent Trading.........................................   40
                   Shareholder communications...............................   40
                FINANCIAL HIGHLIGHTS........................................   41
                GLOSSARY
                   Glossary of investment terms.............................   42
                RATING CATEGORIES
                   Explanation of rating categories.........................   46



                                                            Table of contents  1

Risk return summary


EQUITY FUNDS



          The Equity Funds are designed for long-term investors who seek growth of capital and who can tolerate the greater risks associated with common stock investments. Balanced Fund, Equity Income Fund and Growth and Income Fund are designed for investors who primarily seek growth of capital with varying degrees of emphasis on income. Balanced Fund, Equity Income Fund and Growth and Income Fund are not designed for investors who desire a consistent level of income.



1. WHAT ARE THE INVESTMENT OBJECTIVES OF THE EQUITY FUNDS?


--------------------------------------------------------------------------------


          DOMESTIC EQUITY FUNDS



          - GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.



          - AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND AND STRATEGIC VALUE FUND seek long-term growth of capital.



          - BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.



          - EQUITY INCOME FUND seeks current income and long-term growth of capital.



          - GROWTH AND INCOME FUND seeks long-term capital growth and current income.



          GLOBAL/INTERNATIONAL EQUITY FUNDS



          - INTERNATIONAL FUND seeks long-term growth of capital.



          - WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.



          The Funds' Trustees may change these objectives without a shareholder vote and the Funds will notify you of any changes that are material. If there is a material change to a Fund's objective or policies, you should consider whether that Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.



2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE EQUITY FUNDS?



          The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the Funds' portfolio managers look for companies with earnings growth potential one at a time, and in the case of Strategic Value Fund, the Fund's portfolio manager looks for undervalued companies one at a time. Balanced Fund's, Equity Income Fund's and Growth and Income Fund's portfolio managers look mostly for equity and income-producing securities that meet their investment criteria. If a portfolio manager is unable to find such investments, a significant portion of a Fund's assets may be in cash or similar investments.



          The Funds may invest without limit in foreign equity and debt securities and less than 35% of its net assets in high-yield/high risk bonds.



          GROWTH FUND invests primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.



 2 Janus Adviser Series

          AGGRESSIVE GROWTH FUND invests primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies.



          CAPITAL APPRECIATION FUND invests primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging companies.



          BALANCED FUND normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Fund will normally invest at least 25% of its assets in fixed-income securities.



          EQUITY INCOME FUND normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. Normally, it invests at least 65% of its invested assets in income-producing equity securities.



          GROWTH AND INCOME FUND normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Equity securities may make up part of this income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments.



          STRATEGIC VALUE FUND invests primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach emphasizes investments in companies the portfolio manager believes are undervalued relative to their intrinsic worth.



          The portfolio manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the Company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures.



          The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



          INTERNATIONAL FUND normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.



          WORLDWIDE FUND invests primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.



3. WHAT ARE THE MAIN RISKS OF INVESTING IN THE EQUITY FUNDS?



          The biggest risk is that the Funds' returns may vary, and you could lose money. If you are considering investing in any of the Equity Funds, remember that they are each designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices.



          The value of a Fund's portfolio may decrease if the value of an individual company in the portfolio decreases or, in the case of Strategic Value Fund, if the portfolio manager's belief about a company's


                                                          Risk return summary  3
          intrinsic worth is incorrect. The value of a Fund's portfolio could also decrease if the stock market goes down. If the value of a Fund's portfolio decreases, a Fund's net asset value (NAV) will also decrease, which means if you sell your shares in a Fund you would get back less money.



          The income component of Balanced Fund, Equity Income Fund and Growth and Income Fund portfolios includes fixed-income securities. A fundamental risk to the income component is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's NAV may likewise decrease. Another fundamental risk associated with fixed-income securities is credit risk, which is the risk that an issuer of a bond will be unable to make principal and interest payments when due.



          INTERNATIONAL FUND AND WORLDWIDE FUND may have significant exposure to foreign markets. As a result, their returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country.



          AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND AND STRATEGIC VALUE FUND are nondiversified. In other words, they may hold larger positions in a smaller number of securities than a diversified fund. As a result, a single security's increase or decrease in value may have a greater impact on a Fund's NAV and total return.



          An investment in these Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



 4 Janus Adviser Series

          The following information provides some indication of the risks of investing in the Equity Funds by showing how each of the Equity Funds' performances have varied over time. These Funds (except Strategic
          Value Fund) commenced operations on             , 2000 after the
          reorganization of the Retirement Shares of Janus Aspen Series into the Funds. (Strategic Value Fund is a newly organized Fund.) The returns for the reorganized Funds reflect the performance of the Retirement Shares of Janus Aspen Series prior to the reorganization. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar charts depict the change in performance from year-to-year during the period indicated. The tables compare each Fund's average annual returns for the periods indicated to a broad-based securities market index.



           GROWTH FUND


           Annual returns for periods ended 12/31


                                 1994    1995     1996     1997     1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------




                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Growth Fund                                                    %         %              %
                S&P 500 Index*                                                 %         %              %
                                                                      --------------------------------------------



           * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


                                                          Risk return summary  5

           AGGRESSIVE GROWTH FUND


           Annual returns for periods ended 12/31


                                 1994    1995     1996     1997     1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------




                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Aggressive Growth Fund                                         %         %              %
                S&P MidCap 400 Index*                                          %         %              %
                                                                      --------------------------------------------



           * The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.



           CAPITAL APPRECIATION FUND


           Annual returns for periods ended 12/31


                                                                    1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------




                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Capital Appreciation Fund                                             %             %
                S&P 500 Index*                                                        %             %
                                                                             --------------------------------



           * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.



 6 Janus Adviser Series

           BALANCED FUND


           Annual returns for periods ended 12/31


                                 1994    1995     1996     1997     1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------




                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Balanced Fund                                                  %         %              %
                S&P 500 Index*                                                 %         %              %
                Lehman Brothers Gov't/Corp Bond Index**                        %         %              %
                                                                      --------------------------------------------


           * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
          ** Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


           EQUITY INCOME FUND


           Annual returns for periods ended 12/31


                                                                    1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------




                                                                                           Since Inception
                                                                                 1 year       (5/1/97)
                Equity Income Fund                                                    %             %
                S&P 500 Index*                                                        %             %
                                                                             --------------------------------


          * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

                                                          Risk return summary  7

           GROWTH AND INCOME FUND


           Annual returns for periods ended 12/31


                                                                    1998    1999

           Best Quarter                   Worst Quarter

                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------


                                                                                           Since Inception
                                                                                 1 year       (5/1/98)
                Growth and Income Fund                                                %             %
                S&P 500 Index*                                                        %             %
                                                                             --------------------------------


          * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.


          STRATEGIC VALUE FUND



          Since Strategic Value Fund is a newly organized Fund, there is no performance available as of the date of this Prospectus.



 8 Janus Adviser Series

           INTERNATIONAL FUND


           Annual returns for periods ended 12/31


                                         1995     1996     1997     1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------



                                                                                           Since Inception
                                                                                 1 year       (5/2/94)
                International Fund                                                    %             %
                Morgan Stanley Capital International EAFE(R) Index*                   %             %
                                                                             ------------------------------



           * The Morgan Stanley Capital International EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.



           WORLDWIDE FUND


           Annual returns for periods ended 12/31


                                 1994    1995     1996     1997     1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------



                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Worldwide Fund                                                 %         %              %
                Morgan Stanley Capital International World Index*              %         %              %
                                                                      -----------------------------------------



           * The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of companies representative of the market structure of 21 Developed Market countries in North America, Europe and the Asia/Pacific Region.



          The Equity Funds' past performance does not necessarily indicate how they will perform in the future.


                                                          Risk return summary  9

FLEXIBLE INCOME FUND



          Flexible Income Fund is designed for long-term investors who primarily seek current income.



1. WHAT IS THE INVESTMENT OBJECTIVE OF FLEXIBLE INCOME FUND?


--------------------------------------------------------------------------------

          - FLEXIBLE INCOME FUND seeks to obtain maximum total return, consistent with preservation of capital.


          The Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change to the Fund's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.



2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF FLEXIBLE INCOME FUND?



          In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, the Fund's assets may be in cash or similar investments.



          The Fund invests primarily in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund may own an unlimited amount of high-yield/ high-risk bonds, and these securities may be a big part of the portfolio.



3. WHAT ARE THE MAIN RISKS OF INVESTING IN FLEXIBLE INCOME FUND?



          Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.



          The Fund invests in a variety of fixed-income securities. A fundamental risk is that the value of these securities will fall if interest rates rise. Generally, the value of a fixed-income portfolio will decrease when interest rates rise, which means the Fund's NAV will likewise decrease. Another fundamental risk associated with fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due.



          The Fund may invest an unlimited amount of their assets in high-yield/high-risk bonds, also known as "junk" bonds which may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These securities generally have a greater credit risk than other types of fixed-income securities. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon their holdings of junk bonds.



          The Fund may invest without limit in foreign debt and equity securities.



          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



 10 Janus Adviser Series

          The following information provides some indication of the risks of investing in Flexible Income Fund by showing how Flexible Income Fund's performance has varied over time. This Fund commenced
          operations on                , 2000 after the reorganization of the
          Retirement Shares of Flexible Income Portfolio of Janus Aspen Series into the Fund. The following returns reflect the performance of the Retirement Shares of Janus Aspen Series prior to that date. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar chart depicts the change in performance from year-to-year during the period indicated. The table compares the average annual returns of the Fund for the periods indicated to a broad-based securities market index.



           FLEXIBLE INCOME FUND


           Annual returns for periods ended 12/31


                                 1994    1995     1996     1997     1998    1999

           Best Quarter                   Worst Quarter


                          Average annual total return for periods ended 12/31/99
                          ------------------------------------------------------




                                                                                               Since Inception
                                                                          1 year    5 years       (9/13/93)
                Flexible Income Fund                                           %         %              %
                Lehman Brothers Gov't/Corp Bond Index*                         %         %              %
                                                                      --------------------------------------------


           * Lehman Brothers Gov't/Corp Bond Index is composed of all bonds that are of investment grade with at least one year until maturity.


          The Flexible Income Fund's past performance does not necessarily indicate how it will perform in the future.


                                                         Risk return summary  11

MONEY MARKET FUND



          Money Market Fund is designed for investors who seek current income.



1. WHAT IS THE INVESTMENT OBJECTIVE OF MONEY MARKET FUND?


--------------------------------------------------------------------------------


          - MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.



          The Trustees may change this objective without a shareholder vote and the Fund will notify you of any changes that are material. If there is a material change in the Fund's objective or policies, you should consider whether it remains an appropriate investment for you. There is no guarantee that the Fund will meet its objective.



2. WHAT ARE THE MAIN INVESTMENT STRATEGIES OF MONEY MARKET FUND?



          MONEY MARKET FUND will invest only in high-quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Fund invests primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.



3. WHAT ARE THE MAIN RISKS OF INVESTING IN MONEY MARKET FUND?



          The Fund's yields will vary as the short-term securities in the portfolio mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Fund's yield may be eroded by inflation. Although Money Market Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived credit-worthiness or an issuer's ability to meet its obligations.



          An investment in Money Market Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Money Market Fund.



 12 Janus Adviser Series

          The following information provides some indication of the risks of investing in Money Market Fund by showing how Money Market Fund's performance has varied over time. The Money Market Fund commenced
          operations on             , 2000 after the reorganization of the
          Retirement Shares of Janus Aspen Series into the Fund. The following returns reflect the performance of the Retirement Shares of Janus Aspen Series prior to that date. (The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of Janus Aspen Series, restated to reflect fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.) The bar chart depicts the change in performance from year to year.



           MONEY MARKET FUND


           Annual returns for periods ended 12/31


                                                  1996     1997     1998    1999

           Best Quarter               %   Worst Quarter                  %


          For the Money Market Fund's current yield, call [the Janus XpressLine(TM) at 1-888-979-7737.]



          Money Market Fund's past performance does not necessarily indicate how it will perform in the future.


                                                         Risk return summary  13

FEES AND EXPENSES


          SHAREHOLDER FEES, such as sales loads, redemption fees or exchange fees, are charged directly to an investor's account. The Funds are no-load investments, so you will not pay any shareholder fees when you buy or sell shares of the Funds.



          ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the example on the next page shows, these costs are borne indirectly by all shareholders.





 14 Janus Adviser Series

          This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The information shown is based upon estimated annualized expenses the Funds expect to incur during their initial fiscal year.


                                                                               Total Annual Fund                 Total Annual Fund
                                                 Distribution                     Operating                          Operating
                                  Management       (12b-1)          Other          Expenses           Total          Expenses
                                     Fee           Fees(1)         Expenses    Without Waivers(2)    Waivers       With Waivers(2)
    Growth Fund                      0.65%          0.25%
    Aggressive Growth Fund           0.65%          0.25%
    Capital Appreciation Fund        0.65%          0.25%
    Balanced Fund                    0.65%          0.25%
    Equity Income Fund               0.65%          0.25%
    Growth and Income Fund           0.65%          0.25%
    Strategic Value Fund             0.65%          0.25%
    International Fund               0.65%          0.25%
    Worldwide Fund                   0.65%          0.25%
    Flexible Income Fund             0.65%          0.25%
    Money Market Fund                0.25%          0.25%


--------------------------------------------------------------------------------


   (1) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.



   (2) All expenses are stated both with and without contractual waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the levels indicated
       until at least         , 2003. These waivers are first applied against
       the Management Fee and then against Other Expenses.

--------------------------------------------------------------------------------

   EXAMPLE:

   THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each of the Funds for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                                                  1 Year       3 Years
                                                                  ------------------------
    Growth Fund
    Aggressive Growth Fund
    Capital Appreciation Fund
    Balanced Fund
    Equity Income Fund
    Growth and Income Fund
    Strategic Value Fund
    International Fund
    Worldwide Fund
    Flexible Income Fund
    Money Market Fund


                                                         Risk return summary  15

Investment objectives, principal investment
           strategies and risks


EQUITY FUNDS



          This section takes a closer look at the investment objectives of each of the Equity Funds, their principal investment strategies and certain risks of investing in the Equity Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.



          Please carefully review the "Risks" section of this Prospectus on pages 24-26 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.


INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES


DOMESTIC EQUITY FUNDS



          GROWTH FUND


          Growth Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Fund can invest in companies of any size, it generally invests in larger, more established companies.



          AGGRESSIVE GROWTH FUND


          Aggressive Growth Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalization within the Index will vary, but as of December 31, 1999, they ranged from approximately $170 million to $37 billion.



          CAPITAL APPRECIATION FUND


          Capital Appreciation Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks selected for their growth potential.



          BALANCED FUND


          Balanced Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. This Fund normally invests at least 25% of its assets in fixed-income securities.



          EQUITY INCOME FUND


          Equity Income Fund seeks current income and long-term growth of capital. It pursues its objective by normally emphasizing investments in common stocks, and growth potential is a significant investment consideration. The Fund tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its invested assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.



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          GROWTH AND INCOME FUND


          Growth and Income Fund seeks long-term capital growth and current income. It normally emphasizes investments in common stocks. It will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential, and at least 25% of its assets in securities the portfolio manager believes have income potential. Because of this investment strategy, the Fund is not designed for investors who need consistent income.



          STRATEGIC VALUE FUND


          Strategic Value Fund seeks long-term growth of capital. It pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.



          The portfolio manager measures value as a function of price/earnings (P/E) ratios and price/free cash flow. A P/E ratio is the relationship between the price of a stock and its earnings per share. This figure is determined by dividing a stock's market price by the company's earnings per share amount. Price/free cash flow is the relationship between the price of a stock and its available cash from operations minus capital expenditures.



          The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.



GLOBAL/INTERNATIONAL EQUITY FUNDS



          INTERNATIONAL FUND


          International Fund seeks long-term growth of capital. Normally, the Fund pursues its objective by investing at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries or even a single country.



          WORLDWIDE FUND


          Worldwide Fund seeks long-term growth of capital in a manner consistent with the preservation of capital. It pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Fund normally invests in issuers from at least five different countries, including the United States. The Fund may at times invest in fewer than five countries or even a single country.


            Investment objectives, principal investment strategies and risks  17

The following questions and answers are designed to help you better understand the Equity Funds' principal investment strategies.


1. HOW ARE COMMON STOCKS SELECTED?


          Each of the Funds may invest substantially all of its assets in common stocks if its portfolio manager believes that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. In other words, they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. They make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Except for the Balanced Fund, Equity Income Fund and Growth and Income Fund, realization of income is not a significant consideration when choosing investments for the Funds. Income realized on the Funds' investments will be incidental to their objectives. In the case of Balanced Fund, Equity Income Fund and Growth and Income Fund, a portfolio manager may consider dividend-paying characteristics to a greater degree in selecting common stocks.


2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?


          Generally, yes. The portfolio managers seek companies that meet their selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest and the Funds may at times have significant foreign exposure.



3. WHAT IS A "SPECIAL SITUATION"?



          Each Fund may invest in special situations. A special situation arises when a portfolio manager believes that the securities of an issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flows. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares or paying dividends. Special situations may also result from (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation or technological advance; (iii) changes in senior management; or (iv) significant changes in cost structure.



4. WHAT DOES "MARKET CAPITALIZATION" MEAN?



          Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criteria for Aggressive Growth Fund. Although the other Equity Funds offered by this Prospectus do not emphasize companies of any particular size, Funds with a larger asset base are more likely to invest in larger, more established issuers.



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5. HOW DO BALANCED FUND, EQUITY INCOME FUND AND GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?



          Growth and Income Fund places a greater emphasis on aggressive growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund or Equity Income Fund. Although Equity Income Fund invests substantially all of its assets in common stocks, it emphasizes investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability, and thus may be expected to be less volatile than Growth and Income Fund, as discussed in more detail below. Balanced Fund places a greater emphasis on the income component of its portfolio and invests to a greater degree in securities selected primarily for their income potential. As a result it is expected to be less volatile than Equity Income Fund and Growth and Income Fund.



6. HOW DOES EQUITY INCOME FUND TRY TO LIMIT PORTFOLIO VOLATILITY?



          Equity Income Fund seeks to provide a lower level of volatility than the stock market at large, as measured by the S&P 500 Index. The lower volatility sought by this Fund is expected to result primarily from investments in dividend-paying common stocks and other equity securities characterized by relatively greater price stability. The greater price stability sought by Equity Income Fund may be characteristic of companies that generate above average free cash flows. A company may use free cash flows for a number of purposes including commencing or increasing dividend payments, repurchasing its own stock or retiring outstanding debt. The portfolio manager also considers growth potential in selecting this Fund's securities and may hold securities selected solely for their growth potential.



7. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?



          Balanced Fund and Growth and Income Fund shift assets between the growth and income components of their portfolios based on the portfolio managers' analysis of relevant market, financial and economic conditions. If a portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component.



8. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED FUND'S, EQUITY INCOME FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?



          The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.



9. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?



          The income component of Balanced Fund and Growth and Income Fund will consist of securities that a portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of a Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.



10. HOW DOES STRATEGIC VALUE FUND'S PORTFOLIO MANAGER DETERMINE THAT A COMPANY MAY BE UNDERVALUED?



          A company may be undervalued when, in the opinion of the Fund's portfolio manager, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or


            Investment objectives, principal investment strategies and risks 19 economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below its intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.



FLEXIBLE INCOME FUND



          This section takes a closer look at the investment objective of Flexible Income Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.



          Please carefully review the "Risks" section of this Prospectus on pages 25-26 for a discussion of risks associated with certain investment techniques. We've also included a Glossary with descriptions of investment terms used throughout this Prospectus.



INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES



          In addition to considering economic factors such as the effect of interest rates on a Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. In other words, they look mostly for income-producing securities that meet their investment criteria one at a time. If a portfolio manager is unable to find such investments, much of a Fund's assets may be in cash or similar investments.



          Flexible Income Fund seeks to obtain maximum total return, consistent with preservation of capital. It pursues its objective by primarily investing in a wide variety of income-producing securities such as corporate bonds and notes, government securities and preferred stock. As a fundamental policy, the Fund will invest at least 80% of its assets in income-producing securities. The Fund may own an unlimited amount of high-yield/high-risk bonds, and these may be a big part of the portfolio. This Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



The following questions and answers are designed to help you better understand the Fund's principal investment strategies.


1. HOW DO INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

          Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. A bond fund's average-weighted effective maturity and its duration are measures of how the fund may react to interest rate changes.


2. HOW DOES THE FUND MANAGE INTEREST RATE RISK?



          The Fund may vary the average-weighted effective maturity of its assets to reflect its portfolio manager's analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when its portfolio manager expects interest rates to fall. The Fund may also use futures, options and other derivatives to manage interest rate risks.


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3. WHAT IS MEANT BY THE FUND'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?



          The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.



4. WHAT IS MEANT BY THE FUND'S "DURATION"?



          A bond's duration indicates the time it will take an investor to recoup his investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Fund's duration is usually shorter than its average maturity.



5. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?



          A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB or lower by Standard & Poor's or Ba or lower by Moody's) or an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.



GENERAL PORTFOLIO POLICIES OF THE FUNDS OTHER THAN MONEY MARKET FUND



          In investing its portfolio assets, a Fund will follow the general policies listed below. Unless otherwise stated, each of the following policies applies to all of the Funds other than Money Market Fund. The percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of the security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


          CASH POSITION

          When a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Funds' cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.



          When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.


          OTHER TYPES OF INVESTMENTS

          The Equity Funds invest primarily in domestic and foreign equity securities, which may include preferred stocks, common stocks, warrants and securities convertible into common or preferred stocks. Balanced


            Investment objectives, principal investment strategies and risks  21

          Fund, Equity Income Fund and Growth and Income Fund also invest in domestic and foreign equity securities with varying degrees of emphasis on income. The Funds may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:


          - debt securities

          - indexed/structured securities


          - high-yield/high-risk bonds (less than 35% of each Fund's assets)



          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return


          - securities purchased on a when-issued, delayed delivery or forward commitment basis


          Flexible Income Fund invests primarily in fixed-income securities which may include corporate bonds and notes, government securities, preferred stock, high-yield/high-risk bonds and municipal obligations. Flexible Income Fund may also invest to a lesser degree in other types of securities. These securities (which are described in the Glossary) may include:


          - common stocks

          - mortgage- and asset-backed securities

          - zero coupon, pay-in-kind and step coupon securities


          - options, futures, forwards, swaps and other types of derivatives for hedging purposes or for non-hedging purposes such as seeking to enhance return


          - securities purchased on a when-issued, delayed delivery or forward commitment basis

          ILLIQUID INVESTMENTS

          Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.


          FOREIGN SECURITIES

          The Funds may invest without limit in foreign equity and debt securities. The Funds may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares, and passive foreign investment companies.


          SPECIAL SITUATIONS

          Each Fund may invest in special situations. A special situation arises when, in the opinion of a Fund's portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. A Fund's


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          performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

          PORTFOLIO TURNOVER

          The Funds generally intend to purchase securities for long-term investment although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Changes are made in a Fund's portfolio whenever its portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



          Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance.


            Investment objectives, principal investment strategies and risks  23

RISKS FOR EQUITY FUNDS



          Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease. A Fund's performance may also be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.



The following questions and answers are designed to help you better understand some of the risks of investing in the Equity Funds.



1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?



          Particularly in the area of technology, many attractive investment opportunities may be smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.



2. HOW DOES THE NONDIVERSIFIED STATUS OF AGGRESSIVE GROWTH FUND, CAPITAL APPRECIATION FUND AND STRATEGIC VALUE FUND, AFFECT THEIR RISK?



          Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A "nondiversified" portfolio has the ability to take larger positions in a smaller number of issuers. Because the appreciation or depreciation of a single stock may have a greater impact on the NAV of a nondiversified fund, its share price can be expected to fluctuate more than a comparable diversified fund. This fluctuation, if significant, may affect the performance of a Fund.



3. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?



          If the portfolio manager's perception of a company's worth is not realized in the time frame he expects, the overall performance of Strategic Value Fund may suffer. In addition, if the market value of a company declines Strategic Value Fund's performance could suffer. In general, the portfolio manager believes these risks are mitigated by investing in companies that are undervalued in the market in relation to earnings, dividends and/or assets.



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RISKS FOR FLEXIBLE INCOME FUND



          Because the Fund invests substantially all of their assets in fixed-income securities, they are subject to risks such as credit or default risks, and decreased value due to interest rate increases. A Fund's performance may also be affected by risks to certain types of investments, such as foreign securities and derivative instruments.



The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.



1. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


          Credit quality measures the likelihood that the issuer will meet its obligations on a bond. One of the fundamental risks associated with all fixed-income funds is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due. U.S. government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


2. HOW IS CREDIT QUALITY MEASURED?



          Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's Ratings Service and Moody's Investors Service, Inc. are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated bonds generally pay higher yields to compensate investors for the associated risk. Please refer to "Explanation of Rating Categories" on pages 46-47 for a description of rating categories.



RISKS COMMON TO ALL NON-MONEY MARKET FUNDS



The following questions and answers discuss risks that apply to all Funds other than Money Market Fund.



1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?



          The Funds may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:



          - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.



          - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.


          - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and

            Investment objectives, principal investment strategies and risks 25 practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

          - MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

          - TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.


2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?



          High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's and Moody's. The value of lower quality bonds generally is more dependent on credit risk, or the ability of the issuer to meet interest and principal payments, than investment grade bonds. Issuers of high-yield bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer.



          The junk bond market can experience sudden and sharp price swings. Because Flexible Income Fund may invest a significant portion of its assets in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.


          Please refer to "Explanation of Rating Categories" on pages 46-47 for a description of bond rating categories.


3. HOW DO THE FUNDS TRY TO REDUCE RISK?



          The Funds may use futures, options, swaps and other derivative instruments to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The portfolio managers believe the use of these instruments will benefit the Funds. However, a Fund's performance could be worse than if the Fund had not used such instruments if a portfolio manager's judgement proves incorrect. Risks associated with the use of derivative instruments are described in the SAI.





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MONEY MARKET FUND



          This section takes a closer look at the investment objective of Money Market Fund, its principal investment strategies and certain risks of investing in the Fund. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.



          Money Market Fund is subject to certain specific SEC rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act).


INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


          Money Market Fund seeks maximum current income to the extent consistent with stability of capital. It pursues its objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits.



          Money Market Fund will:


          - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital

          - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act)

          - maintain a dollar-weighted average portfolio maturity of 90 days or less

TYPES OF INVESTMENTS


          Money Market Fund invests primarily in:


          - high quality debt obligations

          - obligations of financial institutions


          The Fund may also invest (to a lesser degree) in:


          - U.S. Government Securities (securities issued or guaranteed by the U.S. government, its agencies and instrumentalities)

          - municipal securities

          DEBT OBLIGATIONS


          The Fund may invest in U.S. dollar denominated debt obligations. Debt obligations include:


          - commercial paper

          - notes and bonds


          - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party or solely by the unsecured promise of the issuer to make payments when due)


          - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

            Investment objectives, principal investment strategies and risks  27

          OBLIGATIONS OF FINANCIAL INSTITUTIONS

          Examples of obligations of financial institutions include:

          - negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

          - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks)


          - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest


          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

INVESTMENT TECHNIQUES


          The following is a description of other investment techniques that Money Market Fund may use:


          PARTICIPATION INTERESTS

          A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and sometimes carries a demand feature.


          DEMAND FEATURES

          Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security, enhance the instrument's credit quality and provide a source of liquidity.



          Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.


          VARIABLE AND FLOATING RATE SECURITIES

          Money Market Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.



 28 Janus Adviser Series

          MORTGAGE- AND ASSET-BACKED SECURITIES

          Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, or other governmental or government-related entity. The Fund may purchase other mortgage- and asset-backed securities including securities backed by automobile loans, equipment leases or credit card receivables.



          Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.


          REPURCHASE AGREEMENTS

          Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.



          If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


            Investment objectives, principal investment strategies and risks  29

Management of the Funds


INVESTMENT ADVISER


          Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928, is the investment adviser to each of the Portfolios and is responsible for the day-to-day management of the investment portfolios and other business affairs of the Funds.


          Janus Capital began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus retail funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.


          Janus Capital furnishes continuous advice and recommendations concerning each Portfolio's investments. Janus Capital also furnishes certain administrative, compliance and accounting services for the Portfolios, and may be reimbursed by the Funds for its costs in providing those services. In addition, Janus Capital employees serve as officers of the Trust and Janus Capital provides office space for the Funds and pays the salaries, fees and expenses of all Portfolio officers and those Trustees who are affiliated with Janus Capital.



          Retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries may receive fees for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds.



 30 Janus Adviser Series

MANAGEMENT EXPENSES AND EXPENSE LIMITS


          Each Fund pays Janus Capital a management fee which is calculated daily and paid monthly. Each Fund's advisory agreement spells out the management fee and other expenses that the Funds must pay. Each of the Funds is subject to the following management fee schedule (expressed as an annual rate). In addition, each Fund incurs expenses not assumed by Janus Capital, including the administrative services fee, distribution fee, transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and independent Trustees' fees and expenses.



                                                       Average Daily
                                                        Net Assets         Annual Rate        Expense Limit
                      Fee Schedule                     of Portfolio       Percentage (%)    Percentage (%)(1)
------------------------------------------------------------------------------------------------------------------
     Growth Fund                                      All Asset Levels         0.65
     Aggressive Growth Fund
     Capital Appreciation Fund
     Balanced Fund
     Equity Income Fund
     Growth and Income Fund
     Strategic Value Fund
     International Fund
     Worldwide Fund
------------------------------------------------------------------------------------------------------------------
     Flexible Income Fund                            First $300 Million        0.65
                                                     Over $300 Million         0.55
------------------------------------------------------------------------------------------------------------------
     Money Market Fund                                All Asset Levels         0.25
------------------------------------------------------------------------------------------------------------------



(1) Janus Capital has agreed to limit the Funds' total operating expenses (excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until
    at least     , 2003 for each Fund except Strategic Value Fund. For Strategic
    Value Fund, Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses) as indicated until at least the next annual renewal of the advisory agreement.



                                                     Management of the funds  31

INVESTMENT PERSONNEL

PORTFOLIO MANAGERS

LAURENCE J. CHANG
--------------------------------------------------------------------------------

            is Executive Vice President and co-manager of Janus Adviser International Fund and Janus Adviser Worldwide Fund, each of which he has co-managed since inception. He has also co-managed Janus Aspen Worldwide Growth Portfolio, Janus Worldwide Fund, Janus Aspen International Growth Portfolio and Janus Overseas Fund since December 1999, September 1999, May 1998 and April 1998, respectively. He served as assistant portfolio manager for Janus Aspen International Growth Portfolio and Janus Overseas Fund since 1996. Mr. Chang joined Janus Capital in 1993 as a research analyst. He received an undergraduate degree with honors in Religion with a concentration in Philosophy from Dartmouth College and a Masters Degree in Political Science from Stanford University. Mr. Chang has earned the right to use the Chartered Financial Analyst designation.


DAVID J. CORKINS
--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Growth and Income Fund and Janus Aspen Growth and Income Portfolio, each of which he has managed since their inceptions. He is Executive Vice President and portfolio manager of Janus Growth and Income Fund which he has managed since August 1997. He is an assistant portfolio manager of Janus Mercury Fund. He joined Janus Capital in 1995 as a research analyst specializing in domestic financial services companies and a variety of foreign industries. Prior to joining Janus, he was the Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business. He holds a Bachelor of Arts in English and Russian from Dartmouth and received his Master of Business Administration from Columbia University in 1993.



DAVID C. DECKER

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Strategic Value Fund, Janus Aspen Strategic Value Portfolio, Janus Special Situations Fund and Janus Strategic Value Fund, which he has managed since inception, and an assistant portfolio manager of Janus Adviser Growth Fund, Janus Aspen Growth Portfolio and Janus Fund. He joined Janus Capital in 1992 as a research analyst and focused on companies in the automotive and defense industries prior to managing Janus Special Situations Fund. He obtained his Master of Business Administration in Finance from the Fuqua School of Business at Duke University and a Bachelor of Arts in Economics and Political Science from Tufts University. Mr. Decker has earned the right to use the Chartered Financial Analyst designation.



JAMES P. GOFF

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Aggressive Growth Fund and Janus Aspen Aggressive Growth Portfolio, both of which he has managed since inception. Mr. Goff joined Janus Capital in 1988 and has managed Janus Enterprise Fund since its inception. Mr. Goff managed or co-managed Janus Venture Fund from December 1993 to February 1997. He holds a Bachelor of Arts in Economics from Yale University. Mr. Goff has earned the right to use the Chartered Financial Analyst designation.



 32 Janus Adviser Series

HELEN YOUNG HAYES
--------------------------------------------------------------------------------

            is Executive Vice President and co-manager of Janus Adviser Worldwide Fund and Janus Adviser International Fund, each of which she has co-managed since inception. She also co-manages Janus Aspen Worldwide Growth Portfolio, Janus Aspen International Growth Portfolio, Janus Worldwide Fund and Janus Overseas Fund, all of which she has managed or co-managed since their inceptions. Ms. Hayes joined Janus Capital in 1987. She holds a Bachelor of Arts in Economics from Yale University. Ms. Hayes has earned the right to use the Chartered Financial Analyst designation.



SHARON S. PICHLER

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Money Market Fund, Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Aspen Money Market Fund which she has managed since their inceptions. She previously served as portfolio manager of Janus Government Money Market Fund from inception to February 1999. She holds a Bachelor of Arts in Economics from Michigan State University and a Master of Business Administration from the University of Texas at San Antonio. Ms. Pichler has earned the right to use the Chartered Financial Analyst designation.



KAREN L. REIDY

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Balanced Fund, and Janus Adviser Equity Income Fund, which she has managed since inception. She is also Executive Vice President and portfolio manager of Janus Aspen Balanced Portfolio, Janus Aspen Equity Income Portfolio, Janus Balanced Fund and Janus Equity Income Fund as of January 2000. She is also an assistant portfolio manager of Janus Adviser Growth Fund, Janus Aspen Growth Portfolio and Janus Fund. Prior to joining Janus Capital in 1995, she worked for Price Waterhouse as a manager in both the Mergers and Acquisitions and Audit business units. In this capacity, Ms. Reidy performed due diligence work for corporate clients and oversaw audit engagements. She received an undergraduate degree in Accounting from the University of Colorado in 1989 and passed the CPA exam in 1992. Ms. Reidy has earned the right to use the Chartered Financial Analyst designation.



BLAINE P. ROLLINS

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Growth Fund, which he has managed since inception. He previously managed Janus Aspen Balanced Portfolio from May 1996 to December 1999 and Janus Aspen Equity Income Portfolio from its inception to December 1999. Mr. Rollins joined Janus Capital in 1990 and has managed Janus Fund since January 2000, Janus Balanced Fund from January 1996 through December 1999 and Janus Equity Income Fund from inception until December 1999. He was an assistant portfolio manager of Janus Fund from January 1994 through December 1999. Mr. Rollins joined Janus Capital in 1990 and gained experience as a fixed-income trader and equity research analyst prior to managing Janus Balanced Fund and Janus Aspen Balanced Portfolio. He holds a Bachelor of Science in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.





                                                     Management of the funds  33

SCOTT W. SCHOELZEL

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Capital Appreciation Fund and Janus Aspen Capital Appreciation Portfolio, which he has managed since their inception. He is portfolio manager of Janus Twenty Fund, which he has managed since August 1997. He previously managed Janus Olympus Fund from its inception to August 1997. Mr. Schoelzel joined Janus Capital in January 1994. He holds a Bachelor of Arts in Business from Colorado College.



RONALD V. SPEAKER

--------------------------------------------------------------------------------

            is Executive Vice President and portfolio manager of Janus Adviser Flexible Income Fund and Janus Aspen Flexible Income Portfolio which he has managed or co-managed since their inceptions. He previously served as co-manager of Janus Aspen High-Yield Portfolio, from its inception to May 1998. He managed Janus Aspen Short-Term Bond Portfolio from its inception through April 1996. Mr. Speaker joined Janus Capital in 1986. He has managed or co-managed Janus Flexible Income Fund since December 1991 and previously managed both Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund from their inceptions through December 1995. He previously served as co-manager of Janus High-Yield Fund from its inception to February 1998. He holds a Bachelor of Arts in Finance from the University of Colorado and he has earned the right to use the Chartered Financial Analyst designation.


            In January 1997, Mr. Speaker settled an SEC administrative action involving two personal trades made by him in January of 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

ASSISTANT PORTFOLIO MANAGERS


MATTHEW A. ANKRUM

--------------------------------------------------------------------------------

            is an assistant portfolio manager of Janus Adviser Aggressive Growth Fund, Janus Aspen Aggressive Growth Portfolio and Janus Enterprise Fund. Mr. Ankrum joined Janus Capital as an intern in June 1996, and became an equity research analyst in August 1997. Prior to joining Janus, Mr. Ankrum worked as a corporate finance analyst at William Blair and Company from 1993-1995. He was also a fixed-income research analyst at Conseco Capital Management. Mr. Ankrum has an undergraduate degree in Business Administration from the University of Wisconsin and a Master of Business Administration from the University of Chicago. Mr. Ankrum has earned the right to use the Chartered Financial Analyst designation.



 34 Janus Adviser Series

RON SACHS

--------------------------------------------------------------------------------

            is an assistant portfolio manager of Janus Adviser Aggressive Growth Fund, Janus Aspen Aggressive Growth Portfolio and Janus Enterprise Fund. He is portfolio manager of Janus Orion Fund, which he has managed since inception. Mr. Sachs joined Janus Capital in 1996 as a research analyst. Prior to coming to Janus, he worked as a consultant for Bain & Company and as an attorney for Willkie, Farr & Gallagher. Mr. Sachs graduated from Princeton cum laude with an undergraduate degree in Economics. He obtained his law degree from the University of Michigan. Mr. Sachs has earned the right to use the Chartered Financial Analyst designation.



DANIEL D. SCHOEN

--------------------------------------------------------------------------------

            is an assistant portfolio manager of Janus Adviser Money Market Fund and Janus Aspen Money Market Portfolio. He joined Janus Capital in July 1993 and has worked as a trader or credit analyst on Janus Money Market Funds since July 1995. He holds a Bachelor of Arts in Economics from the University of Colorado.


JOHN H. SCHREIBER
--------------------------------------------------------------------------------

            is an assistant portfolio manager of Janus Adviser Growth Fund, Janus Aspen Growth Portfolio and Janus Fund. Mr. Schreiber joined Janus Capital in 1997 as an equity research analyst. Prior to joining Janus, he was an equity analyst with Fidelity Investments. Mr. Schreiber holds a Bachelor of Science degree in Mechanical Engineering from the University of Washington and a Master of Business Administration from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.





                                                     Management of the funds  35

Other information


          ADMINISTRATIVE SERVICES FEE



          Janus Service Corporation, the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares. Janus Service expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services to their customers.


          DISTRIBUTION FEE


          Under a distribution and service plan adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of a Fund. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries, as compensation for distribution and shareholder servicing performed by such entities. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges.



          DISTRIBUTION OF FUNDS



          The Funds are distributed by Janus Distributors, Inc., a member of the National Association of Securities Dealers, Inc. ("NASD"). To obtain information about NASD member firms and their associated persons, you may contact NASD Regulation, Inc. at www.nasdr.com, or the Public Disclosure Hotline at 800-289-9999. An investor brochure containing information describing the Public Disclosure Program is available from NASD Regulation, Inc.



 36 Janus Adviser Series

                                                         Distributions and taxes

DISTRIBUTIONS


          To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute net income and any net capital gains realized on its investments annually. A Fund's income from dividends and interest and any net realized short-term gains are paid to shareholders as ordinary income dividends. Net realized long-term gains are paid to shareholders as capital gains distributions.



FUNDS OTHER THAN MONEY MARKET FUND



          DISTRIBUTION SCHEDULE



                                                                 Dividends                          Capital Gains
                Balanced Fund,                                   Normally declared and paid in      Normally declared and paid in
                Equity Income Fund                               March, June, September and         December
                and Growth and Income Fund                       December
                -----------------------------------------------------------------------------------------------------------------
                All other Equity Funds                           Normally declared and paid in      Normally declared and paid in
                                                                 December                           December
                -----------------------------------------------------------------------------------------------------------------
                Flexible Income Fund                             Normally declared daily,           Normally declared and paid in
                                                                 Saturdays, Sundays & holidays      December
                                                                 included and paid monthly



          HOW DISTRIBUTIONS AFFECT NAV



          Distributions, other than daily income dividends, are paid to shareholders as of the record date of the distribution of a Fund, regardless of how long the shares have been held. Undistributed income and realized gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. As an example, assume that on December 31, Growth Fund declared a dividend in the amount of $0.25 per share. If Growth Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. Shareholders should be aware that distributions from a taxable mutual fund are not value-enhancing and may create income tax obligations.



          "BUYING A DIVIDEND"



          If you purchase shares of a Fund just before the distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends.



          For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.



MONEY MARKET FUND



          For the Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month.


                                                     Distributions and taxes  37

          For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


TAXES


          As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. Any tax liabilities generated by your transactions are your responsibility.



          The following discussion is not a complete analysis of the federal tax implications of investing in the Funds. You may wish to consult your own tax adviser. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.


          TAXES ON DISTRIBUTIONS


          Dividends and distributions of the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions may be taxable at different rates depending on the length of time a Fund holds a security. In certain states, a portion of the dividends and distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Your financial intermediary will provide this information to you. Account tax information will also be sent to the IRS.



          Income dividends or capital gains distributions made by a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.



          TAXATION OF THE FUNDS



          Dividends, interest and some gains received by the Funds on foreign securities may be subject to withholding of foreign taxes. The Funds may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.



          The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code.



 38 Janus Adviser Series

                                                             Shareholder's guide


          INVESTORS MAY NOT PURCHASE OR REDEEM SHARES OF THE FUNDS DIRECTLY. SHARES MAY BE PURCHASED OR REDEEMED ONLY THROUGH RETIREMENT PLANS, BROKERS, BANK TRUST DEPARTMENTS, FINANCIAL ADVISERS OR OTHER FINANCIAL INTERMEDIARIES. CERTAIN FUNDS MAY NOT BE AVAILABLE THROUGH CERTAIN OF THESE INTERMEDIARIES. CONTACT YOUR BROKER OR OTHER FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, REDEEM OR EXCHANGE SHARES.



PRICING OF FUND SHARES



          Investments will be processed at the NAV next determined after an order is received and accepted by a Fund or its agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the New York Stock Exchange any day that the NYSE is open. Securities of the Funds are valued at market value or, if a market quotation is not readily available, at their fair value determined in good faith under procedures established by and under the supervision of the Trustees. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. See the SAI for more detailed information.



          To the extent a Fund holds securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Funds do not price their shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.



          Money Market Fund's securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.



PURCHASES



          Purchases of Fund shares may be made only through institutional channels such as retirement plans, brokers, bank trust departments, financial advisers or other financial intermediaries. Contact your broker (or other financial intermediary) or refer to your plan documents for information on how to invest in each Fund. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf.



          Each Fund reserves the right to reject any specific purchase order. Purchase orders may be refused if, in Janus Capital's opinion, they are of a size that would disrupt the management of a Fund. The Funds do not permit frequent trading or market timing. Excessive purchases of Fund shares disrupt portfolio management and drive Fund expenses higher. Although there is no present intention to do so, the Funds may discontinue sales of their shares if management and the Trustees believe that continued sales may adversely affect a Fund's ability to achieve its investment objective. If sales of a Fund's shares are discontinued, it is expected that existing plan participants and other shareholders invested in that Fund would be permitted to continue to authorize investments in that Fund and to reinvest any dividends or capital gains distributions, absent highly unusual circumstances.



EXCHANGES



          Contact your broker (or other financial intermediary) or consult your plan documents to exchange into other Funds in Janus Adviser Series. Be sure to read the prospectus of the Fund you are exchanging into. An exchange is a taxable transaction (except for qualified plan accounts).


                                                         Shareholder's guide  39

          - You may exchange shares of a Fund only for shares of another Fund in Janus Adviser Series offered through your broker (or other financial intermediary) or qualified plan.


          - You must meet the minimum investment amount for each Fund.

          - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Funds do not permit frequent trading or market timing. Excessive exchanges of Fund shares disrupt portfolio management and drive Fund expenses higher. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.


REDEMPTIONS



          Redemptions, like purchases, may be effected only through retirement plans, brokers, bank trust departments, financial advisers and similar financial intermediaries. Please contact your broker (or other financial intermediary) or refer to the appropriate plan documents for details.



          Shares of any Fund may be redeemed on any business day. Redemptions are processed at the NAV next calculated after receipt and acceptance of the redemption order by the Fund or its agent. Redemption proceeds will normally be wired the business day following receipt of the redemption order, but in no event later than seven days after receipt of such order.



FREQUENT TRADING



          Frequent trading of Fund shares in response in short-term fluctuations in the market -- also known as "market timing" -- may make it very difficult to manage the Fund's investments. The Funds do not permit frequent trading or market timing. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, which may harm a Fund's performance. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash the Fund will have to invest. When in Janus Capital's opinion such activity would have a disruptive effect on portfolio management, the Funds reserve the right to refuse purchase orders and exchanges into a Fund by any person, group or commonly controlled account. The Funds may notify a market timer of rejection of a purchase or exchange order after the day the order is placed. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.



SHAREHOLDER COMMUNICATIONS



          Shareholders will receive annual and semiannual reports including the financial statements of the Funds that they have authorized for investment. Each report from their financial intermediaries will show the investments owned by each Fund and the market values thereof, as well as other information about the Funds and their operations. The Trust's fiscal year ends July 31.


 40 Janus Adviser Series

                                                            Financial highlights



          Financial highlights are not presented because the Funds did not
          commence operations until           , 2000.


                                                        Financial highlights  41

Glossary of investment terms


          This glossary provides a more detailed description of some of the types of securities and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus. Please refer to the SAI for a more detailed discussion of certain instruments.


I. EQUITY AND DEBT SECURITIES

          BONDS are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


          COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Funds may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.


          COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earns dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

          CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

          DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

          DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).

          FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short-and long-term government, corporate and municipal obligations that pay a specified rate of interest or coupons for a specified period of time, and preferred stock, which pays fixed dividends. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.


          HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (e.g., BB or lower by Standard & Poor's and Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "noninvestment grade bonds" and "junk bonds."


          MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a portfolio manager may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.


          PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the



 42 Janus Adviser Series

          Funds must pay if these investments are profitable, the Funds may make various elections permitted by the tax laws. These elections could require that the Funds recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.


          PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

          PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.


          REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.



          REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.


          RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.


          STANDBY COMMITMENTS are obligations purchased by a Fund from a dealer that give the Fund the option to sell a security to the dealer at a specified price.


          STEP COUPON BONDS are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

          STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          TENDER OPTION BONDS are generally long-term securities that are coupled with an option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This type of security is commonly used as a means of enhancing the security's liquidity.

          U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

                                                Glossary of investment terms  43

          VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

          WARRANTS are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price, usually at a price that is higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

          WHEN-ISSUED, DELAYED DELIVERY AND FORWARD TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

          ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS AND OTHER DERIVATIVES


          FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Funds may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. They may also enter into forward contracts to purchase or sell securities or other financial indices.



          FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Funds may buy and sell futures contracts on foreign currencies, securities and financial indices including interest rates or an index of U.S. government, foreign government, equity or fixed-income securities. The Funds may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.



          INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


          INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

          INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset


 44 Janus Adviser Series
          mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.


          OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Funds may purchase and write put and call options on securities, securities indices and foreign currencies.


                                                Glossary of investment terms  45

Explanation of rating categories

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB - lowest degree of speculation; C - the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.


 46 Janus Adviser Series

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                                            Explanation of rating categories  47

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[JANUS LOGO]


        1-800-525-0020

        100 Fillmore Street
        Denver, Colorado 80206-4928
        janus.com


You can request other information, including a Statement of Additional Information, free of charge, by contacting your plan sponsor, broker or financial institution or visiting our Web site at janus.com. Other information is also available from financial intermediaries that sell shares of the Funds.



The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review the Funds' Statement of Additional Information at the Public Reference Room of the SEC or get text only copies for a fee, by writing to or calling the Public Reference Room, Washington, D.C. 20549-6009 (1-800-SEC-0330). You may obtain the Statement of Additional Information for free from the SEC's Web site at http://www.sec.gov.



                   Investment Company Act File No. 811- _____

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED.

                                           [JANUS LOGO]

                                      Subject to Completion


       Preliminary Statement of Additional Information Dated April 4, 2000



                 Janus Adviser Series



                     Janus Adviser Growth Fund


                     Janus Adviser Aggressive Growth Fund


                     Janus Adviser Capital Appreciation Fund


                     Janus Adviser Balanced Fund


                     Janus Adviser Equity Income Fund


                     Janus Adviser Growth and Income Fund


                     Janus Adviser Strategic Value Fund


                     Janus Adviser International Fund


                     Janus Adviser Worldwide Fund


                     Janus Adviser Flexible Income Fund


                              100 Fillmore Street
                              Denver, CO 80206-4928

                              (800) 525-0020


                              Statement of Additional Information


                                             , 2000



                 This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the portfolios listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Fund is managed separately by Janus Capital Corporation.



                 The shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.



                 This SAI is not a Prospectus and should be read in conjunction
                 with the Fund's Prospectus dated             , 2000, which is
                 incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.

[JANUS LOGO]

                                                               Table of contents


                Classification, Portfolio Turnover, Investment Policies and
                Restrictions, and Investment Strategies and Risks...........    2
                Investment Adviser..........................................   21
                Custodian, Transfer Agent and Certain Affiliations..........   24
                Portfolio Transactions and Brokerage........................   25
                Trustees and Officers.......................................   27
                Shares of the Trust.........................................   32
                   Net Asset Value Determination............................   32
                   Purchases................................................   32
                   Distribution Plan........................................   33
                   Redemptions..............................................   33
                Income Dividends, Capital Gains Distributions and Tax
                Status......................................................   35
                Miscellaneous Information...................................   36
                   Shares of the Trust......................................   36
                   Shareholder Meetings.....................................   36
                   Voting Rights............................................   36
                   Independent Accountants..................................   36
                   Registration Statement...................................   37
                Performance Information.....................................   38
                Appendix A..................................................   40
                   Explanation of Rating Categories.........................   40

Classification, portfolio turnover, investment policies
                and restrictions, and investment
                strategies and risks

CLASSIFICATION


          Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Fund, Capital Appreciation Fund and Strategic Value Fund are nondiversified funds. Each of these Funds reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. Growth Fund, Balanced Fund, Equity Income Fund, Growth and Income Fund, and International Fund, Worldwide Fund and Flexible Income Fund are diversified funds.


PORTFOLIO TURNOVER


          The Prospectus includes a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Fund's securities. These are new funds and, therefore, have no portfolio turnover history. However, several of the Funds resulted from the reorganization of corresponding portfolios of Janus Aspen Series Retirement Shares into the Funds. The annualized portfolio turnover rates listed below are those of the predecessor funds to each of those Funds and give an indication of the expected portfolio turnover percentages of those Funds.



Fund Name                                                     1999
------------------------------------------------------------------
Growth Fund.................................................   53%
Aggressive Growth Fund......................................  105%
Capital Appreciation Fund...................................   52%
Balanced Fund...............................................   92%
Equity Income Fund..........................................  114%
Growth and Income Fund......................................   59%
International Fund..........................................   80%
Worldwide Fund..............................................   67%
Flexible Income Fund........................................  116%



INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS



          The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. As fundamental policies, each of the Funds may not:



          (1) Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets of Aggressive Growth Fund, Capital Appreciation Fund and Strategic Value Fund and as to seventy-five percent (75%) of the value of the total assets of the other Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the Investment Company Act of 1940, as amended, if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of its total assets, Aggressive Growth Fund, Capital Appreciation Fund and Strategic Value Fund may invest in the securities of as few as two issuers.


          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

          (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.



          (4) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).



          (5) Lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).



          (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.



          As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.



          The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:



          (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.



          (b) The Funds do not currently intend to sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor, and provided that transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.



          (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.



          (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.



          (e) The Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.



          (f) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.



          (g) The Funds may not invest in companies for the purpose of exercising control of management.



          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.


          For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.



INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS



          BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund normally will be invested in fixed-income securities.



          FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position


          As discussed in the Prospectus, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities" on page 8).


Illiquid Investments


          Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.



          If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.



Securities Lending



          The Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.


Short Sales


          Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.


Zero Coupon, Step Coupon and Pay-In-Kind Securities


          Each Fund may invest up to 10% (without limit for Flexible Income
          Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).



          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.


          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities


          The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("GNMA") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" GNMA Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.


          The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by FNMA as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.


          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities


          From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.


Depositary Receipts


          The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.



          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectus.


Municipal Obligations


          The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities


          Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:


          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.


          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.



          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.


          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party (such as a broker, dealer or bank) to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.


          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.


          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.


          The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.


Repurchase and Reverse Repurchase Agreements


          In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.



          A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.



High-Yield/High-Risk Bonds



          Flexible Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). No other Fund intends to invest 35% or more of its net assets in such bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.



          Any Fund may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds. Unrated bonds will be included in the 35% limit of each Fund unless its manager deems such securities to be the equivalent of investment grade bonds.



          Subject to the above limits, each Fund may purchase defaulted securities only when its portfolio manager believes, based upon analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:


          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.



          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.


Futures, Options and Other Derivative Instruments


          FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.



          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.



          The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.



          Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.



          A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.



          If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.


          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.


          Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.



          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.



          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.



          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.



          OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.



          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.



          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.



          The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.



          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.



          The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").



          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.



          The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.



          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.



          OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.



          The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.



          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.



          The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.



          The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.



          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.



          A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or

          (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.


          A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.



          The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.


          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.


          In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

          A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.



          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.



          A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.



          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.



          A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.



          A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.



          EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.



          SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.



          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.



          There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.



          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.



          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.


          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser


          As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.



          Retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries may receive fees from the Funds' service providers for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds.



          The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not affiliated with Janus Capital and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and recordkeeping, for which the Funds may reimburse Janus Capital for its costs.



          Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Balanced Fund, Equity Income Fund, Growth and Income Fund, Strategic Value Fund, International Fund and Worldwide Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. The advisory fee is calculated daily and paid monthly.

          Until, at least,        , 2003, provided that Janus Capital remains
          investment adviser to the Funds, Janus Capital has agreed to reimburse each Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:



                                Expense Limit
          Fund Name             Percentage (%)
----------------------------------------------
Growth Fund
Aggressive Growth Fund
Capital Appreciation Fund
Balanced Fund
Equity Income Fund
Growth and Income Fund
International Fund
Worldwide Fund
Flexible Income Fund



          In addition, Janus Capital has agreed to reimburse Strategic Value Fund by the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed an
          annual rate of      % of the average daily net assets of the Fund
          until at least the next annual renewal of the advisory agreement.



          The Advisory Agreement for each of the Funds is dated April 3, 2000 and will continue in effect until July 1, 2001 and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.



          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other portfolios advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating portfolios on a pro rata basis.

          Kansas City Southern Industries, Inc. ("KCSI"), indirectly through its wholly owned subsidiary, Stilwell Financial Inc., owns approximately 82% of the outstanding voting stock of Janus Capital. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects at least a majority of Janus Capital's Board, subject to the approval of Stilwell Financial, which cannot be unreasonably withheld.



          [KCSI has announced its intention to separate its transportation and financial services businesses. KCSI anticipates the separation to be completed in the first half of 2000. UPDATE]


          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


          The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Funds' Code of Ethics ("Code"). The Funds' Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code applies to Directors/Trustees of Janus Capital and the Funds, and employees of Janus Capital and the Trust and requires investment personnel and officers of Janus Capital, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Funds.



          In addition to the pre-clearance requirement described above, the Code subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.



          The provisions of the Code are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations


          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street and the foreign subcustodians it selects, have custody of the assets of the Funds held outside the U.S. and cash incidental thereto. The custodians and subcustodians hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.



          Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. Janus Service Corporation receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the initial class of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Funds. Janus Service expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.



          The Funds will pay DST Systems, Inc., a minority owned subsidiary of KCSI, license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account. The Funds also pay DST for the use of its portfolio and fund accounting system, a monthly fee between $250 - $1,250, based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).



          The Trustees have authorized the Funds to use another affiliate of DST as introducing broker for certain Fund transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. DST charges shown above are net of such credits. See "Portfolio Transactions and Brokerage."


          Janus Distributors, Inc., 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Portfolio transactions and brokerage


          Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.



          In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to:
          Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above.



          Brokerage commissions will be paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds.



          Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.


          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.



          Janus Capital may consider sales of Fund Shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.



          When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.



          The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than those that would otherwise be incurred.

Trustees and officers

          The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.


Thomas H. Bailey, Age 62 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928

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          Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series. Chairman, Chief Executive Officer, President and Director of Janus Capital. Director of Janus Distributors, Inc.



James P. Craig, III, Age 43 - Trustee and Vice President*#
100 Fillmore Street

Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Trustee and Vice President of Janus Investment Fund and Janus Aspen Series. Chief Investment Officer, Director of Research, Vice Chairman and Director of Janus Capital. Formerly Executive Vice President and Portfolio Manager of Janus Aspen Growth Portfolio and Janus Fund. Formerly Executive Vice President and Co-Manager of Janus Venture Fund (from inception until December 1999).



Gary O. Loo, Age 59 - Trustee#
102 N. Cascade, Suite 500

Colorado Springs, CO 80903
--------------------------------------------------------------------------------

          Trustee of Janus Investment Fund and Janus Aspen Series. President and Director of High Valley Group, Inc., Colorado Springs, CO (investments).



Dennis B. Mullen, Age 56 - Trustee

7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
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          Trustee of Janus Investment Fund and Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).



James T. Rothe, Age 56 - Trustee

102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
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          Trustee of Janus Investment Fund and Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm).


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*Interested person of the Trust and of Janus Capital.
#Member of the Trust's Executive Committee.

William D. Stewart, Age 55 - Trustee#
5330 Sterling Drive

Boulder, CO 80302
--------------------------------------------------------------------------------

          Trustee of Janus Investment Fund and Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).



Martin H. Waldinger, Age 61 - Trustee

4940 Sandshore Court
San Diego, CA 92130
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          Trustee of Janus Investment Fund and Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.



Laurence J. Chang, Age 34 - Executive Vice President, Co-Portfolio Manager Janus
                            Adviser International Fund and Janus Adviser
                            Worldwide Fund*

100 Fillmore Street
Denver, CO 80206-4928
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          Executive Vice President and Co-Manager of Janus Investment Fund and Janus Aspen Series. Formerly, an assistant portfolio manager at Janus Capital (1998-1999). Formerly, a research analyst at Janus Capital (1993-1998).



David J. Corkins, Age 33 - Executive Vice President, Portfolio Manager Janus Adviser Growth and Income Fund*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, (1995-1997), research analyst and assistant portfolio manager at Janus Capital and (1993-1995), Chief Financial Officer of Chase U.S. Consumer Services, Inc., a Chase Manhattan mortgage business.



David C. Decker, Age 33 - Executive Vice President, Portfolio Manager of Janus Adviser Strategic Value Fund


100 Fillmore Street


Denver, CO 80206-4928


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          Executive Vice President and Portfolio Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, research analyst at Janus Capital (1992-1996).



James P. Goff, Age 35 - Executive Vice President, Portfolio Manager of Janus Adviser Aggressive Growth Fund*

100 Fillmore Street
Denver, CO 80206-4928
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          Executive Vice President and Portfolio Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.


--------------------------------------------------------------------------------

#Member of the Trust's Executive Committee.

*Interested person of the Trust and of Janus Capital.

Helen Young Hayes, Age 37 - Executive Vice President, Co-Manager of Janus
                            Adviser Worldwide Fund and Janus Adviser
                            International Fund*

100 Fillmore Street
Denver, CO 80206-4928
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          Executive Vice President, Co-Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.



Karen L. Reidy, Age 32 - Executive Vice President, Portfolio Manager of Janus Adviser Balanced Fund and Janus Adviser Equity Income Fund*


100 Fillmore Street


Denver, CO 80206-4928


--------------------------------------------------------------------------------


          Executive Vice President and Portfolio Manager or Assistant Portfolio Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, equity analyst at Janus Capital (1995-1999).



Blaine P. Rollins, Age 32 - Executive Vice President, Portfolio Manager of Janus
                            Adviser Growth Portfolio*

100 Fillmore Street
Denver, CO 80206-4928
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          Executive Vice President and Portfolio Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, fixed-income trader and equity securities analyst at Janus Capital (1990-1995).



Scott W. Schoelzel, Age 41 - Executive Vice President, Portfolio Manager of Janus Adviser Capital Appreciation Fund*

100 Fillmore Street
Denver, CO 80206-4928
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          Executive Vice President and Portfolio Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.



Ronald V. Speaker, age 35 - Executive Vice President, Portfolio Manager of Janus Adviser Flexible Income Fund*

100 Fillmore Street
Denver, CO 80206-4928
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          Executive Vice President and Portfolio Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.


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*Interested person of the Trust and of Janus Capital.

Thomas A. Early, Age 45 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928

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          Vice President and General Counsel of Janus Investment Fund and Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc., Janus Capital International, Ltd. and Janus International (UK) Limited. Director of Janus World Funds Plc. Formerly (1997 to 1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994 to 1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ.



Steven R. Goodbarn, Age 42 - Vice President and Chief Financial Officer* 100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President and Chief Financial Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation, and Janus Distributors, Inc. Director of Janus Service Corporation, Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. and Janus International (UK) Limited. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.



Kelley Abbott Howes, Age 34 - Secretary*


100 Fillmore Street


Denver, CO 80206-4928


--------------------------------------------------------------------------------


          Vice President and Secretary of Janus Investment Fund and Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital. Vice President of Janus Distributors, Inc. Assistant Vice President of Janus Service Corporation.



Glenn P. O'Flaherty, Age 41 - Treasurer and Chief Accounting Officer* 100 Fillmore Street, Suite 300
Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Treasurer and Chief Accounting Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital.


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

          The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.


          The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Trust Instrument, Delaware law or the 1940 Act.


          Because these Funds had not commenced operations as of the date of this prospectus, the Trustees have not received compensation from the Funds yet. The following table shows the aggregate compensation paid to each Trustee by other funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.



                                                                Aggregate Compensation      Aggregate Compensation
                                                                  from the Funds for       from the Janus Funds for
                                                                   fiscal year ended          fiscal year ended
Name of Person, Position                                           December 31, 1999         December 31, 1999**
--------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                 $     0                    $      0
James P. Craig, III, Trustee*                                           $     0                    $      0
William D. Stewart, Trustee                                             $     0                    $107,333
Gary O. Loo, Trustee                                                    $     0                    $107,333
Dennis B. Mullen, Trustee                                               $     0                    $107,333
Martin H. Waldinger, Trustee                                            $     0                    $107,333
James T. Rothe, Trustee                                                 $     0                    $107,333



 * An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.


** As of December 31, 1999, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Shares of the trust

NET ASSET VALUE DETERMINATION


          As stated in the Prospectus, the net asset value ("NAV") of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Fund is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.



          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


PURCHASES


          Shares of the Funds can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Fund or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your plan documents contain detailed information about investing in the different Funds.

DISTRIBUTION PLAN


          Under a distribution plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the initial class of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the class of the Fund. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the class of a Fund for activities which are primarily intended to result in sales of the shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. On April 3, 2000, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the class of a Fund or by vote of a majority of 12b-1 Trustees.



REDEMPTIONS



          Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Funds to redeem their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Income dividends, capital gains distributions and tax status


          It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Strategic Value Fund, International Fund and Worldwide Fund declare and make annual distributions of income (if any); Balanced Fund, Equity Income Fund and Growth and Income Fund declare and make quarterly distributions of income; and Flexible Income Fund declares dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code ("Code").



          All income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the first business day following the record date.



          The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds if these instruments appreciate in value, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.



          Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. The amount of such foreign taxes is expected to be insignificant. The Funds may from year to year make the election permitted under Section 853 of the Code to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.



          Income dividends or capital gains distributions made by the shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

Miscellaneous information


          Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware
          business trust on                , 2000. As of the date of this SAI,
          the Trust is offering eleven series of shares, known as "Funds," each of which consists of one class of shares. Additional series and/or classes may be created from time to time.



          Ten of the Funds (listed below) were formed from the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series into the Funds on [August 1, 2000]. Strategic Value Fund was a newly organized fund.



                 PREDECESSOR FUND (EACH A PORTFOLIO OF JANUS ASPEN SERIES)  FUND
                 ---------------------------------------------------------  ----
                 Growth Portfolio - Retirement Shares                       Janus Adviser Growth Fund
                 Aggressive Growth Portfolio - Retirement Shares            Janus Adviser Aggressive Growth Fund
                 Capital Appreciation Portfolio - Retirement Shares         Janus Adviser Capital Appreciation Fund
                 Balanced Portfolio - Retirement Shares                     Janus Adviser Balanced Fund
                 Equity Income Portfolio - Retirement Shares                Janus Adviser Equity Income Fund
                 Growth and Income Portfolio - Retirement Shares            Janus Adviser Growth and Income Fund
                 International Growth Portfolio - Retirement Shares         Janus Adviser International Fund
                 Worldwide Growth Portfolio - Retirement Shares             Janus Adviser Worldwide Fund
                 Flexible Income Portfolio - Retirement Shares              Janus Adviser Flexible Income Fund
                 Money Market Portfolio - Retirement Shares                 Janus Adviser Money Market Fund


SHARES OF THE TRUST


          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.


SHAREHOLDER MEETINGS


          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.


VOTING RIGHTS


          The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.



          The present Trustees were elected by the initial trustee of the Trust
          on                , 2000, and were approved by the initial shareholder
          on                , 2000. Under the Trust Instrument, each Trustee
          will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Trust

          Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.


          As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.


INDEPENDENT ACCOUNTANTS


          PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.


REGISTRATION STATEMENT


          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information


          Quotations of average annual total return for the shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the shares of such Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the shares of a Fund on an annual basis, and assume that all dividends and distributions are reinvested when paid.



          These Funds commenced operations on               , 2000 after the
          reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series ("predecessor funds") into the Funds. The following returns reflect the performance of the Retirement Shares of the predecessor funds prior to that date. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of the predecessor funds restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.



                                                                                              Average Annual Total Return
                                                                                      -------------------------------------------
                                                                                                                     Life of
                                                      Inception           Number                                      Fund
                                                        Date             of Months      One     Five     Ten       (including
Fund Name                                       (of predecessor fund)   in Lifetime    Year     Years   Years   predecessor fund)
---------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                            9/13/93                                           N/A
Aggressive Growth Fund                                 9/13/93                                           N/A
Capital Appreciation Fund                               5/1/97                                           N/A
Balanced Fund                                          9/13/93                                           N/A
Equity Income Fund                                      5/1/97                                           N/A
Growth and Income Fund                                  5/1/98                                           N/A
International Fund                                      5/2/94                                           N/A
Worldwide Fund                                         9/13/93                                           N/A
Flexible Income Fund                                   9/13/93                                           N/A



          Yield quotations for a Fund are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:


                              YIELD = 2[(a - b + 1)(6) - 1]
                                         -----
                                          cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period


          The yield for the 30-day period ending December 31, 1999, for the predecessor fund of Flexible Income Fund is shown below:



Flexible Income Fund                                                %



          From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc., Ibbotson Associates, Micropal or Morningstar, Inc. or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government/Corporate 1-3 Year Bond Index, the Lehman Brothers Long Government/Corporate Bond Index, the Lehman Brothers Intermediate Government Bond Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Fund and International Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

Appendix A

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

                      This page intentionally left blank.

            [JANUS LOGO]

            1-800-525-0020

            100 Fillmore Street
            Denver, Colorado 80206-4928
            janus.com

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer is not permitted.

                                         [JANUS LOGO]

                                       Subject to Completion


       Preliminary Statement of Additional Information Dated April 4, 2000



                   Janus Adviser Series


                       Money Market Fund

                              100 Fillmore Street
                              Denver, CO 80206-4928

                              (800) 525-0020


                              Statement of Additional Information


                                             , 2000



                 This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the Money Market Fund. The Fund is a separate series of Janus Adviser Series, a Delaware trust.



                 The shares of the Fund may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.



                 This SAI is not a Prospectus and should be read in conjunction
                 with the Prospectus dated             , 2000, which is
                 incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus.

    [JANUS LOGO]

                                                               Table of contents


                Investment Restrictions and
                Investment Strategies.......................................    2
                Performance Data............................................   10
                Determination of Net Asset Value............................   12
                Investment Adviser..........................................   13
                Custodian, Transfer Agent
                and Certain Affiliations....................................   15
                Portfolio Transactions and Brokerage........................   16
                Trustees and Officers.......................................   17
                Purchase of Shares..........................................   21
                Distribution Plan...........................................   22
                Redemption of Shares........................................   23
                Dividends and Tax Status....................................   24
                Miscellaneous Information...................................   25
                   Shares of the Trust......................................   25
                   Shareholder Meetings.....................................   25
                   Voting Rights............................................   25
                   Independent Accountants..................................   25
                   Registration Statement...................................   26
                Appendix A..................................................   27
                   Description of Securities Ratings........................   27
                Appendix B..................................................   30
                   Description of Municipal Securities......................   30

Investment restrictions and investment strategies

INVESTMENT RESTRICTIONS


          The Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.


          As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government Securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized and municipal securities escrowed with or refunded with escrowed U.S. government securities.


          The Fund has adopted the following fundamental policies:



          (1) With respect to 75% of its assets, the Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Fund is currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)



          (2) The Fund may not purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investment in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).



          (3) The Fund may not act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities.



          (4) The Fund may not lend any security or make any other loan if, as a result, more than 25% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).



          (5) The Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.



          (6) The Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of the Fund's total assets by reason of a decline in net assets, it will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

          (7) The Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.



          Investment restriction (1) is intended to reflect the requirements under Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a non-controlled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.



          The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:



          (1) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.



          (2) The Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.



          (3) The Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.



          (4) The Fund may not invest in companies for the purpose of exercising control of management.



          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.



          For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES


          The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7);
          (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.



          Under Rule 2a-7, the Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases it may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees and other types of instruments or features are subject to the diversification limits under Rule 2a-7.



          Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if immediately after the acquisition thereof it would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.



          The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.


Participation Interests


          The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.


Variable and Floating Rate Notes


          The Fund also may purchase variable and floating rate demand notes of corporations, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.


          Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.


Mortgage- and Asset-Backed Securities


          The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.


          Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.


          As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.



          The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
          (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.


          Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

          The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.


          The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.


          Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


Securities Lending



          The Fund may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Fund may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Fund will not have the right to vote on securities while they are being lent, but it will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Reverse Repurchase Agreements


          Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.



          Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies.


When Issued and Delayed Delivery Securities


          The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.


Investment Company Securities


          From time to time, the Fund may invest in securities of other investment companies. The Fund is subject to the provisions of Section 12(d)(1) of the 1940 Act. The Fund may invest in securities of money market funds managed by Janus Capital in excess of the limitations of
          Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus Funds.


Debt Obligations


          Money Market Fund may invest in U.S. dollar denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933 or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.


Obligations of Financial Institutions


          The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.



          Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties and that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.


          Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

          Foreign, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and exploration or nationalization of foreign issuers.

U.S. Government Securities


          Money Market Fund may invest in U.S. Government Securities. U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. Government Securities to include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. U.S. Government Securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. government securities. U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.


Municipal Leases


          The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities.

          Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."


          In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality;
          (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


          Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

Performance data


          The Fund may provide current annualized and effective annualized yield quotations of the Fund based on the Fund's daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns.



          In performance advertising, the Fund may compare any of its performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Fund may also compare its performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Brothers Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Fund may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.



          Any current yield quotation of the Fund's shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. The current yield of the Fund's shares shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Fund may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).



          Income calculated for the purpose of determining the yield of the Fund's shares differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund's shares may differ from the rate of distribution the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

          Although published yield information is useful to investors in reviewing the performance of the Fund's shares, investors should be aware that the yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. The Fund's yield is not fixed or guaranteed, and an investment in the Fund is not insured. Accordingly, the Fund's yield information may not necessarily be used to compare Fund shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Fund are not insured or guaranteed, the yield information may not necessarily be used to compare the Fund with investment alternatives which are insured or guaranteed.



          The Fund commenced operations on         , 2000 after the
          reorganization of the Retirement Shares of Janus Aspen Series Money Market Portfolio into the Fund. The following yields reflect the performance of Janus Aspen Series Money Market Portfolio Retirement Shares prior to that date. The current yield and effective yield for the seven day period ended December 31, 1999, were 5.70% and 5.86%, respectively.

Determination of net asset value


          Pursuant to the rules of the SEC, the Trustees have established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
          iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

Investment adviser


          As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Fund or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund.



          Retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries may receive fees from the Fund's service providers for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Fund.



          The Fund pays custodian agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, registration fees, expenses of shareholders' meetings, and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreement, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting and record keeping for which the Fund may reimburse Janus Capital for its costs.



          The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.25% of the Fund's average daily net assets. The advisory fee is calculated daily and paid monthly.



          Until, at least,             , 2003, provided Janus Capital remains
          investment adviser to the Fund, Janus Capital has agreed to reimburse the Fund by the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administration fee, brokerage
          commissions, interest, taxes and extraordinary expenses, exceed   % of
          average daily net assets.



          The Advisory Agreement is dated April 3, 2000 and will continue in effect until July 1, 2001, and thereafter from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees. The Advisory Agreement i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including the Trustees who are not interested persons of the Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.



          Janus Capital also acts as sub-advisor for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



          Kansas City Southern Industries, Inc. ("KCSI"), indirectly through its wholly owned subsidiary, Stilwell Financial Inc., owns approximately 82% of the outstanding voting stock of Janus Capital. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services. Thomas H. Bailey, President and Chairman of the Board of Janus Capital, owns approximately 12% of Janus Capital's voting stock and, by agreement with KCSI, selects at least a majority of Janus Capital's Board, subject to the approval of Stilwell Financial, which cannot be unreasonably withheld.



          [KCSI has announced its intention to separate its transportation and financial services businesses. KCSI anticipates the separation to be completed in the first half of 2000. UPDATE.]


          Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


          The portfolio manager is not permitted to purchase and sell securities for his own accounts except under the limited exceptions contained in the Fund's Code of Ethics ("Code"). The Fund's Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code applies to Directors/Trustees of Janus Capital and the Fund, and employees of Janus Capital and the Trust and requires investment personnel and officers of Janus Capital, inside Directors/Trustees of Janus Capital and the Fund and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Fund.



          In addition to the pre-clearance requirement described above, the Code subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.



          The provisions of the Code are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations


          Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.



          Janus Service Corporation, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Fund. Janus Service receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the initial class of the Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the shares of the Fund. Janus Service expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.



          Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc.



          The Fund pays DST Systems, Inc., a minority owned subsidiary of KCSI, license fees at the rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST $1.10 per closed shareholder account. The Fund pays DST for the use of its portfolio and fund accounting system, a monthly fee between $250 to $1,250, based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).



          The Trustees have authorized the Fund to use another affiliate of DST as introducing broker for certain Fund transactions as a means to reduce Fund expenses through credits against the charges of DST and its affiliates with regard to commissions earned by such affiliate. See "Portfolio Transactions and Brokerage."

Portfolio transactions and brokerage


          Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions.


          In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to:
          Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. These research and other services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and access to third party publications, computer and electronic equipment and software. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.


          The Fund generally buys and sells securities in principal and agency transactions in which no commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions.



          Janus Capital may use research products and services in servicing other accounts in addition to the Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.



          Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase such shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.



          When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

Trustees and officers


          The following are the names of the Trustees and officers of Janus Adviser Series, a Delaware business trust of which the Fund is a series, together with a brief description of their principal occupations during the last five years.



Thomas H. Bailey, Age 62 - Trustee, Chairman and President*#
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series. Chairman, Chief Executive Officer, President and Director of Janus Capital. Director of Janus Distributors, Inc.



James P. Craig, III, Age 43 - Trustee and Vice President*#
100 Fillmore Street

Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Trustee and Vice President of Janus Investment Fund and Janus Aspen Series. Chief Investment Officer, Director of Research, Vice Chairman and Director of Janus Capital. Formerly Executive Vice President and Portfolio Manager of Janus Aspen Growth Portfolio and Janus Fund. Formerly Executive Vice President and Co-Manager of Janus Venture Fund (from inception until December 1999).



Gary O. Loo, Age 59 - Trustee#
102 N. Cascade, Suite 500

Colorado Springs, CO 80903
--------------------------------------------------------------------------------

          Trustee of Janus Investment Fund and Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, CO (investments).



Dennis B. Mullen, Age 56 - Trustee
7500 E. McCormick Parkway, #24


Scottsdale, AZ 85258

--------------------------------------------------------------------------------

          Trustee of Janus Investment Fund and Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer - Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.
#Member of the Executive Committee.

James T. Rothe, Age 56 - Trustee

102 South Tejon Street, Suite 1100
Colorado Springs, CO 80903
--------------------------------------------------------------------------------

          Trustee of Janus Investment Fund and Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Principal, Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm).



William D. Stewart, Age 55 - Trustee#
5330 Sterling Drive


Boulder, CO 80302


--------------------------------------------------------------------------------


          Trustee of Janus Investment Fund and Janus Aspen Series. President of HPS Division of MKS Instruments, Boulder, CO (manufacturer of vacuum fittings and valves).



Martin H. Waldinger, Age 61 - Trustee


4940 Sandshore Court


San Diego, CA 92130


--------------------------------------------------------------------------------


          Trustee of Janus Investment Fund and Janus Aspen Series. Private Consultant. Formerly (1993 to 1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.



Sharon S. Pichler, Age 50 - Executive Vice President and Portfolio Manager*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Executive Vice President and Portfolio Manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.



Thomas A. Early, Age 45 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928

--------------------------------------------------------------------------------

          Vice President and General Counsel of Janus Investment Fund and Janus Aspen Series. Vice President, General Counsel and Secretary of Janus Capital. Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc., Janus Capital International, Ltd. and Janus International (UK) Limited. Director of Janus World Funds Plc. Formerly (1997 to 1998), Executive Vice President and General Counsel of Prudential Investments Fund Management LLC, Newark, NJ. Formerly (1994 to 1997), Vice President and General Counsel of Prudential Retirement Services, Newark, NJ.


--------------------------------------------------------------------------------
*Interested person of the Trust and of Janus Capital.

Steven R. Goodbarn, Age 42 - Vice President and Chief Financial Officer*

100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Vice President and Chief Financial Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Finance, Treasurer and Chief Financial Officer of Janus Capital, Janus Service Corporation, and Janus Distributors, Inc. Director of Janus Service Corporation and Janus Distributors, Inc. and Janus World Funds Plc. Director, Treasurer and Vice President of Finance of Janus Capital International Ltd. and Janus International (UK) Limited. Formerly (1992-1996), Treasurer of Janus Investment Fund and Janus Aspen Series.



Kelly Abbott Howes, Age 34 - Secretary*
100 Fillmore Street


Denver, CO 80206-4928


--------------------------------------------------------------------------------


          Vice President and Secretary of Janus Investment Fund and Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital. Vice President of Janus Distributors, Inc. Assistant Vice President of Janus Service Corporation.



Glenn P. O'Flaherty, Age 41 - Treasurer and Chief Accounting Officer* 100 Fillmore Street

Denver, CO 80206-4928
--------------------------------------------------------------------------------

          Treasurer and Chief Accounting Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital.

--------------------------------------------------------------------------------

*Interested person of the Trust and of Janus Capital.

          The Trustees are responsible for major decisions relating to the Fund's objective, policies and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.


          The Trust's Executive Committee shall have and may exercise all the powers and authority of the Trustees except for matters requiring action by all Trustees pursuant to the Trust's Bylaws or Trust Instrument, Delaware law or the 1940 Act.

          The Money Market Funds Committee, consisting of Messrs. Loo, Mullen and Rothe, monitors the compliance with policies and procedures adopted particularly for money market funds.


          Because the Fund has not commenced operations as of the date of this prospectus, the Trustees have not received compensation from the Fund yet. The following table shows the aggregate compensation paid to each Trustee by other funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive pension or retirement benefits from the Fund or the Janus Funds.



                                                              Aggregate Compensation      Total Compensation
                                                                from the Fund for      from the Janus Funds for
                                                                fiscal year ended         calendar year ended
Name of Person, Position                                        December 31, 1999         December 31, 1999**
----------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                $  0                    $      0
James P. Craig, III, Trustee*                                          $  0                    $      0
William D. Stewart, Trustee                                            $  0                    $107,333
Gary O. Loo, Trustee                                                   $  0                    $107,333
Dennis B. Mullen, Trustee                                              $  0                    $107,333
Martin H. Waldinger, Trustee                                           $  0                    $107,333
James T. Rothe, Trustee                                                $  0                    $107,333



 * An interested person of the Fund and of Janus Capital. Compensated by Janus Capital and not the Fund.


** As of December 31, 1999, Janus Funds consisted of two registered investment companies comprised of a total of 32 funds.

Purchase of Shares


          Shares of the Fund can be purchased only through institutional channels such as retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Fund are purchased at the NAV per share as determined at the close of regular trading session of the New York Stock Exchange next occurring after a purchase order is received and accepted by the Fund or its authorized agent. In order to receive a day's dividend, your order must be received by the close of the regular trading session of the NYSE. Your plan documents contain detailed information about investing in the Fund.

Distribution plan


          Under a distribution plan ("Plan") adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act"), the Fund may pay Janus Distributors, Inc., the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the initial class of the Fund. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the initial class of the Fund for activities which are primarily intended to result in sales of the Fund, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. On April 3, 2000, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the class of the Fund or by vote of a majority of 12b-1 Trustees.

Redemption of Shares


          Redemptions, like purchases, may only be effected through institutional channels such as retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of the shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.



          The right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Dividends and tax status


          Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared at the end of the preceding month and distributed on the first business day of the month. The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).



          All income dividends on the Fund's shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first business day following the record date.



          Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.



          Income dividends or capital gains distributions made by the shares of the Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

Miscellaneous information


          The Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was organized as a
          Delaware business trust on             , 2000. The Trust Instrument
          permits the Trustees to issue an unlimited number of shares of beneficial interest from an unlimited number of series and classes of shares. As of the date of this SAI, the Trust consists of eleven series of shares, known as "Funds," each of which consists of one class of shares. Additional series and/or classes may be created from time to time.



          Ten of the Funds (listed below) were formed from the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series into the Funds on [August 1, 2000]. Strategic Value Fund was a newly organized Fund.



                 PREDECESSOR FUND (EACH A PORTFOLIO OF JANUS ASPEN SERIES)            FUND
                 ---------------------------------------------------------            ----
                 Growth Portfolio - Retirement Shares                                 Janus Adviser Growth Fund
                 Aggressive Growth Portfolio - Retirement Shares                      Janus Adviser Aggressive Growth Fund
                 Capital Appreciation Portfolio - Retirement Shares                   Janus Adviser Capital Appreciation Fund
                 Balanced Portfolio - Retirement Shares                               Janus Adviser Balanced Fund
                 Equity Income Portfolio - Retirement Shares                          Janus Adviser Equity Income Fund
                 Growth and Income Portfolio - Retirement Shares                      Janus Adviser Growth and Income Fund
                 International Growth Portfolio - Retirement Shares                   Janus Adviser International Fund
                 Worldwide Growth Portfolio - Retirement Shares                       Janus Adviser Worldwide Fund
                 Flexible Income Portfolio - Retirement Shares                        Janus Adviser Flexible Income Fund
                 Money Market Portfolio - Retirement Shares                           Janus Adviser Money Market Fund


SHARES OF THE TRUST


          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. The shares of the Fund participate equally in dividends and other distributions by the Fund, and in residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion or subscription rights.



SHAREHOLDER MEETINGS



          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for the Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of the other Funds or class of the Trust. A shareholder is entitled to one vote for each share owned.


VOTING RIGHTS


          The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers.



          The present Trustees were elected by the initial trustee of the Trust
          on             , 2000, and were approved by the initial shareholder on
                      , 2000. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize the Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.



          As mentioned in "Shareholder Meetings", each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each Fund or class of the Trust will vote separately only with respect to those matters that affect only that Fund or class or if an interest of the Fund or class in the matter differs from the interests of other Funds or classes of the Trust.


INDEPENDENT ACCOUNTANTS


          PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Fund, audit the Fund's annual financial statements and prepare its tax returns.


REGISTRATION STATEMENT


          The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Appendix A

DESCRIPTION OF SECURITIES RATINGS

Moody's and Standard & Poor's

          MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

          The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

          The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

          SHORT TERM MUNICIPAL LOANS

          S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

          Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

          OTHER SHORT-TERM DEBT SECURITIES

          Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of
          A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                F-1+........................ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                                             assurance for timely payment.
                F-1......................... Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
                F-2......................... Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                                             the margin of safety is not as great as the F-1+ and F-1
                                             ratings.

DUFF & PHELPS INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Duff 1+..................... Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and
                                             safety is just below risk-free U.S. Treasury short-term
                                             obligations.
                Duff 1...................... Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection
                                             factors. Risk factors are minor.
                Duff 1-..................... High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors.
                                             Risk factors are very small.
                Duff 2...................... Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding
                                             needs may enlarge total financing requirements, access to
                                             capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                TBW-1....................... The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a
                                             timely basis.
                TBW-2....................... The second highest category; while the degree of safety regarding timely repayment of principal and interest is
                                             strong, the relative degree of safety is not as high as for issues rated TBW-1.
                TBW-3....................... The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is
                                             considered adequate.
                TBW-4....................... The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                A1+......................... Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.
                A2.......................... Obligations supported by a good capacity for timely repayment.
                A3.......................... Obligations supported by a satisfactory capacity for timely repayment.
                B........................... Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.
                C........................... Obligations for which there is a high risk of default or which are currently in default.

Appendix B

DESCRIPTION OF MUNICIPAL SECURITIES

          MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

          1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

          2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

          3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

          4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

          5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

          6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

          MUNICIPAL BONDS, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

          1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

          2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

          In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

          3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

          While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

          Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenues bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

          OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

          Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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            [JANUS LOGO]

            (800) 525-0020

            100 Fillmore Street
            Denver, Colorado 80206-4928
            janus.com

                              JANUS ADVISER SERIES

                           PART C - OTHER INFORMATION

ITEM 23   EXHIBITS

          Exhibit 1           Trust Instrument

          Exhibit 2           Bylaws

          Exhibit 3           Not Applicable

          Exhibit 4      (a)  Form of Investment Advisory Agreement for Growth
                              Fund

                         (b) Form of Investment Advisory Agreement for Aggressive Growth Fund

                         (c) Form of Investment Advisory Agreement for Capital Appreciation Fund

                         (d) Form of Investment Advisory Agreement for Balanced Fund

                         (e) Form of Investment Advisory Agreement for Equity Income Fund

                         (f) Form of Investment Advisory Agreement for Growth and Income Fund

                         (g) Form of Investment Advisory Agreement for Strategic Value Fund

                         (h) Form of Investment Advisory Agreement for International Fund

                         (i) Form of Investment Advisory Agreement for Worldwide Fund

                         (j) Form of Investment Advisory Agreement Flexible Income Fund

                         (k) Form of Investment Advisory Agreement for Money Market Fund

          Exhibit 5 Form of Distribution Agreement between Janus Adviser Series and Janus Distributors, Inc.

          Exhibit 6           Not Applicable

          Exhibit 7      (a)  Form of Custodian Agreement between Janus Adviser
                              Series and State Street Bank and Trust Company*

                         (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A.*

          Exhibit 8      (a)  Form of Transfer Agency Agreement with Janus
                              Service Corporation

                         (b) Form of Administrative Services Agreement with Janus Service Corporation

          Exhibit 9           Opinion and Consent of Fund Counsel *

          Exhibit 10          Consent of PricewaterhouseCoopers LLP

          Exhibit 11          Not Applicable

          Exhibit 12          Not Applicable

          Exhibit 13          Form of Distribution and Shareholder Servicing
                              Plan

          Exhibit 14          Code of Ethics

          Exhibit 15          Powers of Attorney

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None

* To be filed by amendment.

ITEM 25. INDEMNIFICATION

     Article IX of Janus Adviser Series' Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees and officers will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his conduct is later determined to preclude indemnification, and that either he provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees and officers.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     The only business of Janus Capital Corporation is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, and for individual, charitable, corporate, private and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Officers and Trustees" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are: Mark B. Whiston, Vice President and Chief Marketing Officer of Janus Capital Corporation, Director and President of Janus Capital International Ltd., Director of Janus World Funds Plc; Marjorie G. Hurd, Vice President and Chief Operations Officer of Janus Capital Corporation, Director and President of Janus Service Corporation; Thomas A. Early, Vice President, General Counsel and Secretary of Janus Capital Corporation, Vice President and General Counsel of Janus Service Corporation, Janus Distributors, Inc. and Janus Capital International, Ltd., Director of Janus World Funds Plc, and Stephen L. Stieneker, Vice President, Public Affairs and Vice President of Compliance of Janus Capital Corporation. Mr. Michael E. Herman, a director of Janus Capital Corporation, is Chairman of the Finance Committee (1990 to present) of Ewing Marion Kauffman Foundation, 4900 Oak, Kansas City, Missouri 64112. Mr. Michael N. Stolper, a director of Janus Capital Corporation, is President of Stolper & Company, Inc., 525 "B" Street, Suite 1080, San Diego, California 92101, an investment performance consultant. Mr. Thomas A. McDonnell, a director of Janus Capital Corporation, is President, Chief Executive Officer and a

Director of DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas
City, Missouri 64105, provider of data processing and recordkeeping services for various mutual funds, and is Executive Vice President and a director of Kansas City Southern Industries, Inc., 114 W. 11th Street, Kansas City, Missouri 64105, a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Mr. Landon H. Rowland, a director of Janus Capital Corporation, is President and Chief Executive Officer of Kansas City Southern Industries, Inc.

ITEM 27.  PRINCIPAL UNDERWRITERS

          (a) Janus Distributors, Inc. ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series and Janus Investment Fund.

          (b) The principal business address, positions with Janus Distributors and positions with Registrant of Thomas A. Early, Kelley Abbott Howes and Steven R. Goodbarn, officers and directors of Janus Distributors, are described under "Officers and Trustees" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officer of Janus Distributors is Marjorie G. Hurd, Director and President. Ms. Hurd does not hold any positions with the Registrant. Ms. Hurd's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928

          (c)       Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by Janus Capital Corporation and Janus Service Corporation, both of which are located at 100 Fillmore Street, Denver, Colorado 80206-4928 and by State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 and Citibank, N.A., 111 Wall STREET, 24TH Floor, Zone 5, New York, NY 10043.

ITEM 29. MANAGEMENT SERVICES

     The Registrant has no management-related service contract which is not discussed in Part A or Part B of this form.

ITEM 30. UNDERTAKINGS

     The Registrant undertakes to file one or more post-effective amendments for the Registrant, using financial statements which need not be certified, within four to six months of the later of the effective date of this Registration or commencement of operations of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 4th of April, 2000.

                                        JANUS ADVISER SERIES

                                        By: /s/ Thomas H. Bailey
                                            Thomas H. Bailey, President

     Janus Adviser Series is organized under a Trust Instrument dated April 3, 2000. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                              DATE

/s/ Thomas H. Bailey          President                          April 4, 2000
Thomas H. Bailey              (Principal Executive
                              Officer) and Trustee

/s/ Steven R. Goodbarn        Vice President and                 April 4, 2000
Steven R. Goodbarn            Chief Financial Officer
                              (Principal Financial Officer)

/s/ Glenn P. O'Flaherty       Treasurer and Chief                April 4, 2000
Glenn P. O'Flaherty           Accounting Officer
                              (Principal Accounting Officer)

/s/ James P. Craig, III       Trustee                            April 4, 2000
James P. Craig, III

GARY O. LOO*                  Trustee                            April 4, 2000
Gary O. Loo

DENNIS B. MULLEN*             Trustee                            April 4, 2000
Dennis B. Mullen

JAMES T. ROTHE*               Trustee                            April 4, 2000
James T. Rothe

WILLIAM D. STEWART*           Trustee                            April 4, 2000
William D. Stewart

MARTIN H. WALDINGER*          Trustee                            April 4, 2000
Martin H. Waldinger

/s/ Steven R. Goodbarn
*By Steven R. Goodbarn
    Attorney-in-Fact

                                INDEX OF EXHIBITS

          EXHIBIT NUMBER                EXHIBIT TITLE

          Exhibit 1                     Trust Instrument

          Exhibit 2                     Bylaws

          Exhibit 4                     Form of Investment Advisory Agreements

          Exhibit 5                     Form of Distribution Agreement

          Exhibit 8 (a)                 Form of Transfer Agency Agreement with
                                        Janus Service Corporation

          Exhibit 8 (b)                 Form of Administrative Services
                                        Agreement with Janus Service Corporation

          Exhibit 10                    Consent of PricewaterhouseCoopers LLP

          Exhibit 13                    Form of Distribution Plan

          Exhibit 14                    Code of Ethics

          Exhibit 15                    Powers of Attorney